SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2006

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  000-23521                    56-2050592
-----------------------           ------------------         -------------------
(State or Other Jurisdiction)    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


901 Chesterfield Highway, Cheraw, South Carolina                      29520
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01.        Entry Into a Material Definitive Agreement
                  ------------------------------------------

     On March 16, 2006, the Board of Directors of Sentry Bank & Trust (the "Bank"), the wholly-owned subsidiary of Great Pee Dee Bancorp, Inc., determined to hold board meetings monthly instead of twice monthly. To reflect this change, the Board of Directors approved fees consisting of $150 for each board meeting attended plus a monthly retainer of $850, with a monthly retainer of $1,750 for the Chairman of the Board. Previously, the Bank paid a monthly retainer of $700 ($1,600 for the Chairman of the Board), plus $150 for each meeting attended.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------
         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            GREAT PEE DEE BANCORP, INC.



DATE: March 20, 2006                By:     \s\ John M. Digby
                                            ------------------------------------
                                                John M. Digby
                                                Chief Financial Officer